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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 27, 2004



                               Ansoft Corporation
             (Exact name of registrant as specified in its charter)




        Delaware                       0-27874                72-1001909
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)       Identification Number)




            225 West Station Square, Suite 200, Pittsburgh, PA    15219
               (Address of principal executive offices)        (ZIP Code)



       Registrant's telephone number, including area code: (412) 261-3200




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         Exhibit Number        Description

         99.1                  Press Release dated May 27, 2004



ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 27, 2004, Ansoft Corporation issued a press release announcing its financial results for the fiscal year ended April 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ANSOFT CORPORATION


Dated:  May 27, 2004                    By: /s/ Nicholas Csendes
                                        -----------------------------------
                                                Nicholas Csendes
                                                President


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                                  Exhibit Index


     Exhibit No.        Description                                Reference

         99.1           Press Release dated May 27, 2004         Filed herewith

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